Prospectus Supplement — July 1, 2011 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Diversified Equity Income Fund	11/29/2010

Fees and Expenses of the Fund

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

				Class I, R,
				R3, R4, R5,
	Class A	Class B	Class C	W, Z

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R

Management fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses	0.29%	0.29%	0.29%	0.07%	0.29%
Total annual fund operating expenses	1.09%	1.84%	1.84%	0.62%	1.34%

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class W	Class Z

Management fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.25%	0.00%
Other expenses	0.36%	0.36%	0.11%	0.29%	0.29%
Total annual fund operating expenses	1.16%	0.91%	0.66%	1.09%	0.84%

(a)	Expense ratios have been adjusted to reflect current fees.

S-6475-5 A (7/11)

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$680	$902	$1,142	$1,832
Class B (if shares are redeemed)	$687	$879	$1,196	$1,966
Class B (if shares are not redeemed)	$187	$579	$996	$1,966
Class C (if shares are redeemed)	$287	$579	$996	$2,164
Class C (if shares are not redeemed)	$187	$579	$996	$2,164
Class I (whether or not shares are redeemed)	$63	$199	$346	$778
Class R (whether or not shares are redeemed)	$136	$425	$735	$1,618
Class R3 (whether or not shares are redeemed)	$118	$369	$639	$1,414
Class R4 (whether or not shares are redeemed)	$93	$290	$505	$1,124
Class R5 (whether or not shares are redeemed)	$67	$211	$368	$826
Class W (whether or not shares are redeemed)	$111	$347	$602	$1,333
Class Z (whether or not shares are redeemed)	$86	$268	$467	$1,041

Fund Management and Compensation

The fourth paragraph under the section entitled “Fund Management and Compensation” is hereby replaced with the following:

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.60% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.04% for the most recent fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Equity Income Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Fund’s Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all funds in the Fund Family. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management and the elimination of the PIA. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.660% to 0.490% as the Fund’s net assets increase, and the PIA to the investment management services fee is terminated. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual report to shareholders for the period ended March 31, 2011.

S-6475-5 A (7/11)